UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2026

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6538 Collins Ave. Suite 344 Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 23, 2026, LQR House Inc. (the “Company”) issued a press release announcing the adjournment of its Special Meeting of Stockholders (the “Special Meeting”) and the reconvening of such meeting on March 2, 2026. The press release contains information about the Company’s view of its future expectations, plans and prospects that constitute forward-looking statements. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 23, 2026, the Company convened the Special Meeting. At the Special Meeting, the Company adjourned the Special Meeting, without conducting any business, to allow additional time for stockholders to vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 28, 2026 (the “Proxy Statement”).

The Special Meeting will reconvene on March 2, 2026, at 10:00 a.m. Eastern Standard Time, and will be conducted virtually at https://meeting.vstocktransfer.com/LQRHOUSEINCFEB26, the same virtual meeting location as originally specified in the Proxy Statement.

Stockholders who have previously submitted their proxy or otherwise voted and who do not wish to change their vote do not need to take any action. Stockholders may continue to vote their shares until the polls close at the reconvened Special Meeting.

The Company encourages all stockholders as of the record date who have not yet voted to do so as soon as possible but no later than March 1, 2026 at 11:59 p.m., Eastern Standard Time.

No changes have been made to the proposals to be voted on at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit
99.1	Press release, dated February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: February 23, 2026	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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